Exhibit 99.1

HOST AMERICA CORPORATION
AMENDED EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDED EMPLOYMENT AGREEMENT (“Agreement”), dated this 23rd day of February, 2007, is by and between Host America Corporation, a Colorado corporation with its principal place of business in the State of Connecticut (hereinafter called the “Employer”), and David J. Murphy, an individual residing at 2 Hawthorne Terrace, Branford, Connecticut 06405 (hereinafter called the “Executive”).

WHEREAS, the Employer provides contract food service management and electrical and energy conservation services; and

WHEREAS, the Employer wishes to provide assurance to the Executive that his duties, responsibilities and authority are considered by the Employer to be essential to the Employer’s business success; and

WHEREAS, the Employer wishes to employ the Executive on terms that are competitive in the marketplace and that reflect the Executive’s experience and expertise related to the business activities of the Employer; and

WHEREAS, the parties wish to amend the previous Executive Employment Agreement effective January 21, 2004, to reflect accurately that the salary of the Executive was changed in July 2005 and remains at the July 2005 level, and also to reflect that the Executive’s title and position have been formally changed to Chief Executive Officer and President ; and

WHEREAS, the Employer desires to continue to employ the Executive, and the Executive desires to continue such employment, all upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto hereby mutually agree as follows:

1.	Employment. The Employer hereby employs the Executive, and the Executive hereby accepts such employment, upon and subject to the terms and conditions set forth herein.

2.	Effective Date and Term. This Agreement shall take effect as of the date specified above (the “Effective Date”) and shall continue thereafter in full force and effect until January 21, 2009.

3.
Title and Duties; Extent of Services. The Executive shall promote the business and affairs of the Employer as Chief Executive Officer and President. The Executive shall report and be responsible to the Board of Directors of the Employer, and shall devote his full efforts, time, attention and energies to the business and affairs of the Employer.

4.
Other Interests. Nothing in this Agreement or in the Executive’s employment relationship with the Employer shall prevent the Executive from having an ownership interest in, and from rendering services to, other companies or entities so long as such companies are not competing or conducting business with the Employer, and so long as such ownership interest of the Executive or services rendered by the Executive to the other companies or entities do

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not interfere with the reasonable performance of the Executive’s duties and responsibilities to the Employer.

5.	Compensation and Benefits.

5.1.
Salary. The Employer shall pay the Executive a salary at an annual rate of $190,000 (one hundred ninety thousand dollars). The Executive’s salary, which may be increased from time to time by the Compensation Committee (in the absence thereof, by the Board of Directors) of the Executive (hereinafter, the “Salary”), shall not be decreased without the consent of the Executive. The Executive’s salary shall be paid in accordance with the Employer’s payroll practices as in effect from time to time.

5.2.
Fringe Benefits. In addition to the Salary provided for in Section 5.1 above, in connection with the Executive’s employment by the Company, the Executive shall be entitled to receive all fringe benefits customarily offered by the Company to its officers, including without limitation, an expense account, an automobile expense account, and reimbursement of reasonable country club membership dues and related business expenses.

5.3.
Health and Dental Insurance. The Executive shall be entitled, on a family coverage basis and at the Employer’s sole cost and expense, to participate in the health insurance plan (the “Employer’s Health Plan”) and the dental insurance plan (the “Employer’s Dental Plan”) generally made available to the Employer’s officers.

5.4.
Disability Insurance. The Executive shall be entitled to participate, at the Employer’s sole cost and expense, in the long-term disability insurance plan generally made available to other officers of the Employer (the “Long Term Disability Plan”).

5.5.
Life Insurance. The Executive shall be entitled to participate, at the Employer’s sole cost and expense, in the life insurance plan of the Employer (the “Life Insurance Plan”) generally made available to other officers of the Employer.

5.6.
D&O Liability Insurance. The Employer shall maintain at all times a directors and officers liability insurance policy (the “D&O Policy”) and the Executive shall be covered in his capacity as an officer of the Employer under the D&O Policy. The cost of such coverage shall be borne by the Employer. In addition, the Executive shall be entitled to indemnification from the Employer for any claim, loss, damage or expense made against or suffered by the Executive in his capacity as an officer of the Employer.

5.7.	401(k) Plan. The Executive shall be entitled to participate in the Employer’s 401(k) Plan and profit-sharing plans on the same basis as other officers of the Employer.

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5.8.
Vacation. The Executive shall be entitled to five weeks of vacation per fiscal year during which time his compensation shall be paid in full, and any unused vacation and personal time shall accrue from year to year.

5.9.
Expense Reimbursement. The Executive may incur reasonable expenses in connection with the promotion of the Employer’s business, all upon presentation by the Executive of documentation, expense statements, vouchers and/or such other supporting documentation as the Employer may reasonably request. The Employer shall directly pay, or shall reimburse the Executive for all of such reasonable expenses.

5.10.	Other Benefits. The Executive shall be entitled to receive such other fringe benefits as are customarily provided by the Employer to other officers.

6.	Additional Compensation.

6.1	Stock Options. The Executive shall be entitled to participate in the Employer’s stock option plans on a basis consistent with other officers of the Employer.

7.	Termination.

7.1.	Termination Rights of the Parties.

(a) Termination by Executive for Good Reason. The Executive may terminate his employment at any time for Good Reason (as defined below) by giving the Employer thirty (30) days’ prior notice thereof, whereupon such employment shall terminate on the earlier of (i) the 30th day following the date on which such notice is given to the Employer by written notice to the Employer or (ii) any date prior to such 30th day that is specified by the Employer by written notice to the Executive. For purposes of this Agreement, the term “Good Reason” shall mean (i) material breach by the Employer of any of the terms or provisions of this Agreement, (ii) any event of bankruptcy or insolvency in respect of the Employer, (iii) any diminution on a cumulative basis, of the Executive’s position, duties, responsibilities or authority as an officer of the Employer, (iv) a change in the principal place of business at which the Executive performs his duties to a location more than 30 miles away from its present location, or (v) the occurrence of a Change of Control (as defined in Section 7.3 hereof).

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(b) Voluntary Termination by Executive. The Executive may terminate his employment for any reason whatsoever at any time by giving thirty (30) days’ prior written notice of such termination, whereupon such employment shall terminate on the earlier of (i) the 30th day following the date on which such notice is given or (ii) any date prior to the 30th day that is specified by the Employer by written notice to the Executive.

(c) Involuntary Termination by Employer for Cause. The Employer may terminate the Executive’s employment for Cause, as defined below in this subsection (c). In the event that the Employer determines that Cause exists under subsection (i) or (ii) below for the termination of the Executive’s employment, the Employer shall provide in writing (the “Notice of Cause”) the basis for that determination and the manner, if any, in which the breach or neglect can be cured. If either the Employer has determined that the breach or neglect cannot be cured, as set forth in the Notice of Cause, or has advised the Executive in the Notice of Cause of the manner in which the breach or neglect can be cured, but the Executive fails to substantially effect that cure within 30 calendar days after his receipt of the Notice of Cause, the Employer shall be entitled to give the Executive written notice of the Employer’s intention to terminate Executive’s employment for Cause (the “Notice of Intent to Terminate”).

Executive shall have the right to object to any Notice of Intent to Terminate Executive’s Employment for Cause by furnishing the Employer, within ten calendar days of receipt by Executive of the Notice of Intent to Terminate Executive’s Employment for Cause, with a written response specifying the reasons Executive contends either (1) Cause under subsection (i) or (ii) does not exist or has been timely cured, or (2) in the circumstance of a Notice of Intent to Terminate Executive’s Employment for Cause under subsection (iii), (iv), or (v), that such Cause does not exist (the “Notice of Intent to Join Issue over Cause”). The failure of Executive to timely furnish the Employer with a Notice of Intent to Join Issue over Cause shall serve to conclusively establish Cause hereunder, and the right of the Employer to terminate the Executive’s Employment for Cause. In the event that the Employer determines that Cause exists under Section (iii), (iv), or (v) for the termination of the Executive’s employment, the Employer shall be entitled to immediately furnish Executive with a Notice of Intent to Terminate Executive’s Employment without providing a Notice of Cause or any opportunity prior to that notice to contest that determination.

After the foregoing procedures have been followed, the Employer shall have the right to terminate the Executive’s Employment for Cause, under any of the subsections below, by providing a written notice specifying the Cause(s) for termination, subject to the Executive’s right to contest the termination under the arbitration provisions of the Agreement. Any termination of the Executive’s employment for Cause pursuant to this section shall be effective immediately upon the Executive’s receipt of the

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Employer’s written notice of termination. Should the Executive wish to challenge his termination by invoking the arbitration provisions, he must provide written notice of his request for arbitration within 30 calendar days of the effective date of termination.

For purposes of this document, the term “Cause” shall mean (i) any willful misconduct by the Executive that materially injures the Employer, (ii) any material breach of this Agreement by the Executive that is not cured by the Executive within thirty (30) days after receiving written notice thereof from the Employer, (iii) any substantial act of dishonesty in the Executive’s relations with the Employer or any of its directors, employees, or vendors that materially injures the Employer, (iv) any act of larceny, embezzlement, conversion or any other similar act involving the misappropriation of Employer funds in the course of the Executive’s employment, or (v) the conviction of the Executive of any felony that involves moral turpitude.

(d) Termination by Death or Disability. The Executive’s employment shall terminate automatically (i) upon the Executive’s death or (ii) on the thirtieth (30th) day following any determination of Disability (as defined below) in accordance with the procedures specified in this Section 7.1(e). For purposes of this Agreement, the term “Disability” shall mean an inability to perform the essential functions of the Executive’s position, with or without reasonable accommodation, for a period of six consecutive months. A determination of Disability shall be made by a physician or other medical provider selected by the Executive, provided that, if the Employer were to disagree with the medical provider’s determination, the determination would be considered a dispute subject to the arbitration provision of this Agreement.

(e) The effective date of any termination of the Executive’s employment is hereinafter referred to as the “Termination Date.”

7.2.	Executive’s Right to Compensation Following Termination; Severance Benefits.

(a) Upon the Executive’s voluntary termination of employment, upon termination of the Executive’s employment on account of his death, or as a minimum in any other termination by either the Employer or the Executive, the Employer shall (1) pay to the Executive all Salary accrued by the Executive through the Termination Date, (2) pay to the Executive any accrued but previously unpaid bonuses and (3) pay and make available to the Executive all other benefits accrued by or reimbursable to the Executive through the Termination Date pursuant to Section 5 hereof, all in the manner and at the time provided in said Section 5. Any payments due or benefits owed to the Executive by the Employer under this Section 7.2(a) shall be paid or made available by the Employer to the Executive’s legal representative or heirs, as the case may be, upon the Executive’s death or Disability.

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(b) Upon the termination of the Executive’s employment by the Executive for Good Reason pursuant to Section 7.1(a), or termination by the Employer for any reason except Cause as defined in Section 7.1(c), the Employer shall provide severance to the Executive by (1) continuing to pay to the Executive the Salary through (i) the second anniversary of the Termination Date, or (ii) the Expiration Date, whichever period is longer, in the manner and at the time provided in Section 5.1 hereof, and (2) paying and making available to the Executive through (i) the second anniversary of the Termination Date, or (ii) the Expiration Date, whichever period is longer, all fringe benefits set forth in Section 5.3 through 5.10 hereof. Except as provided under Section 7.3(c) below with respect to Special Severance Upon a Change of Control, the provisions of this Section 7.2(b) shall be applicable with respect to any termination of the Executive’s employment hereunder to the extent that the Executive shall be entitled to severance. At the Executive’s option, any payment to which he is entitled under this section will be paid in a single lump sum within thirty (30) days after the Termination Date, or may be paid out in payments on a monthly, quarterly, annual, or other periodic basis as selected by the Executive. Any payments due or benefits owed to the Executive by the Employer under this Section 7.2(b) shall be paid or made available by the Employer to the Executive’s legal representative or heirs, as the case may be, upon the Executive’s death.

(c) Upon termination of the Executive’s employment because of Disability, the Employer shall pay severance of one year’s Salary and shall pay or make available through the last business day of the same period the fringe benefits set forth in Section 5.3 through 5.10.

7.3.	Special Severance Benefit upon Termination After a Change of Control.

(a) Notwithstanding anything in this Agreement (including, without limitation, Section 7.2) to the contrary, at any time after a Change of Control as defined below, if the Executive’s employment under this Agreement is terminated by the Employer for any reason whatsoever, or by the Executive with Good Reason (which for purposes of this Section 7.3(a) shall mean the occurrence of any of the events described in clauses (i), (ii), (iii) or (iv) of the definition of the term Good Reason as set forth in Section 7.1(a)), the Employer shall, in addition to performing its obligations under 7.2(a), provide severance to the Executive by (i) continuing to pay to the Executive the Salary through the last business day of the Special Severance Period (as defined in Section 7.3(c) below) in the manner and at the time provided in Section 5.1, and (ii) paying and making available to the Executive through the last business day of the Special Severance Period all fringe benefits set forth in Section 5.3 through 5.10.

(b) For purposes of this Agreement, a “Change of Control” shall be deemed to have occurred upon any of the following events:

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(i) when, pursuant to any transaction or series of transactions, any “person” (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Employer representing thirty-five percent (35%) or more of the total number of votes that may be cast for election of directors of the Employer;

(ii) any contested election of directors, the result of which is that the individuals who were directors of the Employer immediately before such election shall cease to constitute a majority of directors serving on the Board of Directors of the Employer or any successor thereof;

(iii) any merger of consolidation of the Employer with or into another corporation or entity where the Employer is not a survivor;

(iv) a sale or disposal by the Employer of substantially all of its assets to another corporation, entity or person; or

(v) any tender of exchange offer, or other business combination, the result of which is the persons who were directors of the Employer before such transaction shall cease to constitute a majority of the directors serving on the Board of Directors of the Employer or any successor thereof.

(c) For purposes of Section 7.3(a) above, the term “Special Severance Period” shall mean a period of time, commencing on the Termination Date, equal to six (6) months for each calendar year through which the Executive shall have been employed by the Employer; provided, however, that in no event shall such period have a total duration of less than the severance period applicable under Section 7.2(b) above. At the Executive’s option, any payment to which he is entitled under this section will be paid in a single lump sum within thirty (30) days after the Termination Date, or may be paid out in payments on a monthly, quarterly, annual, or other periodic basis as selected by the Executive. Any payments due or benefits owed to the Executive by the Employer under this Section 7.3(c) shall be paid or made available by the Employer to the Executive’s legal representative or heirs, as the case may be, upon the Executive’s death or Disability.

7.4.
Mitigation. The Executive shall be under no obligation to mitigate the amount of any severance payments provided for in Sections 7.2 and 7.3 hereof or to seek other employment following any termination of employment hereunder, and any amounts he may earn in any other employment shall not reduce or offset the severance payments or other amounts due hereunder.

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7.5.
No Offset. The Employer shall not be entitled to setoff, offset, reduce or otherwise withhold any compensation due by the Employer to the Executive hereunder. In the event that the Employer shall have any claim against the Executive hereunder, the Employer’s only remedy shall be to commence an action at law or in equity against the Executive seeking damages or injunctive relief.

8.	General Provisions.

8.1.
Acceleration. In the event of any failure by the Employer to pay any of the amounts due and payable by the Executive under Section 7.2 or 7.3 hereof, or in the event of the filing of any bankruptcy petition by or against the Employer or the appointment of a receiver to wind up and liquidate the Employer, at any time after the Termination Date, the Executive shall be entitled to accelerate any and all amounts due and payable by the Employer to the Executive under this Agreement. Any such right of acceleration shall not be in lieu of, or otherwise limit, any remedies available to the Executive at law or in equity.

8.2.
Entire Agreement. This Agreement represents the entire agreement of the parties and supersedes any prior understandings, agreements or representations by and between the Employer and the Executive with respect to the arrangements contemplated hereby. No prior agreement, whether written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement. This Agreement may be amended only by a written instrument executed in one of more counterparts by the parties.

8.3.
Waiver. No consent to or waiver of any breach or default in the performance of any obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. Failure on the part of either party to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of the duration of such failure, shall not constitute a waiver of rights hereunder and no waiver hereunder shall be effective unless it is in writing, executed by the party waiving the breach or default hereunder.

8.4.
Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns and, in the case of the Executive, his heirs. Neither the Executive nor the Employer may assign or transfer any or all of their respective rights or obligations under this Agreement.

8.5.	Venue. In the case of any dispute hereunder, the parties submit to the exclusive jurisdiction and venue of any court of competent jurisdiction sitting in the State of

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Connecticut, and will comply with all requirements necessary to give such court jurisdiction over the parties and the controversy.

8.6.
Severability. In the event that any provision of this Agreement should be held unenforceable by a court of competent jurisdiction, such court is hereby authorized to amend such provision so as to be enforceable to the fullest extent permitted by law, and all remaining provisions shall continue in full force without being impaired or invalidated in any way.

8.7.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to its conflict of laws principles.

8.8.
Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed effective upon personal delivery or three days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, addressed to the other party at the address shown above, or at such other address or addresses of which either party shall notify the other in accordance with this Section 8.9.

8.9.
Counterparts. This Agreement may be executed in counterparts, all of which together shall for all purposes constitute one Agreement, binding on each of the parties hereto notwithstanding that each such party may not have signed the same counterpart.

8.10.
Attorney Fees. Each party agrees that the losing party in any suit or action shall reimburse the prevailing party for its reasonable costs, expenses and attorney fees incurred in any action or suit brought to determine the rights of the parties hereunder.

8.11.
Arbitration. Any disputes arising out of this Agreement between the Executive and the Employer shall be settled by the binding arbitration to held in the State of Connecticut, in accordance with the rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines that would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes.

8.12.
Indemnification. Employer shall indemnify, defend and hold harmless Executive from and against any and all actions, claims, liabilities, demands and proceedings asserted against the Executive by reason of the fact that Executive is or was an Executive or officer of the Employer on or after the date hereof to the fullest extent permitted under the laws of the State of Connecticut.

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IN WITNESS WHEREOF, the parties have signed this Agreement effective as of the date written above as a sealed instrument.

EXECUTIVE                                                                       EMPLOYER
                                                                                              HOST AMERICA CORPORATION

 /s/ David Murphy                                                                  By: /s/ John D'Antona
David Murphy                                                                             Name: John D’Antona
Chief Executive Officer and President                                           Title: Chairman, Compensation Committee

February 23, 2007                                                                        February 23, 2007
Date Signed                                                                                  Date Signed